UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 17, 2007

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 615-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)	On September 17, 2007, the Company announced that Stephanie Welty is stepping down as the Company’s Vice President of Finance and Administration, Secretary and Chief Financial Officer effective September 27, 2007.

(c)	On September 14, 2007, Steven J Buhaly was appointed the new Vice President Finance, Secretary and Chief Financial Officer effective September 27, 2007.

Mr. Buhaly, age 50, has over 20 years of experience in Finance and Operations. Prior to joining TriQuint, he was Chief Financial Officer at Longview Fibre from 2006 to 2007. From 2000 to 2005 Mr. Buhaly served first as Chief Financial Officer then Chief Operating Officer at Planar Systems. Mr. Buhaly joined Planar in 1999 as Vice President of its Medical Business. Prior to Planar, Mr. Buhaly held positions of increasing responsibility in finance and operations at Tektronix. Mr. Buhaly holds a Bachelor of Science and a Masters of Business Administration from the University of Washington.

In connection with Mr. Buhaly’s appointment as Vice President of Finance, Secretary and Chief Financial Officer, Mr. Buhaly entered into an Employment Agreement dated September 14, 2007 (the “Agreement”). Under the Agreement, Mr. Buhaly will be entitled to receive an annual base salary of $285,000 and will participate in the Key Incentive Plan with a target bonus of 50% of his base salary. Upon commencement of his employment, Mr. Buhaly will be granted options to purchase 250,000 shares of the Company’s stock. The stock options will vest over 48 months with 25% vesting on the first quarterly vest date following twelve months of Mr. Buhaly’s employment with the Company. The remaining 75% of the award will vest in equal installments of 6.25% over the next 12 quarterly vest dates. Mr. Buhaly’s stock options are subject to accelerated vesting in certain circumstances upon the occurrence of a change of control of the Company. Under the employment agreement, Mr. Buhaly is entitled to receive employee benefits in accordance with the Company’s policies.

A copy of the agreement is attached as exhibit 10.1 hereto and is incorporated by reference herein. A copy of the press release announcing Mr. Buhaly’s appointment is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Employment Agreement dated as of September 14, 2007 by and between TriQuint Semiconductor, Inc. and Steven J. Buhaly

99.1	Press release dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ STEPHANIE J. WELTY
Stephanie J. Welty
Chief Financial Officer

Date: September 17, 2007

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Employment Agreement dated as of September 14, 2007 by and between TriQuint Semiconductor, Inc. and Steven J. Buhaly

99.1	Press release dated September 17, 2007